Exhibit 10.2

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of August 31, 2010, between OP TECH ENVIRONMENTAL SERVICES, INC. (“Borrower”), a Delaware corporation, and each lender identified on the signature pages hereto (each, including its successors and assigns, a “Lender” and collectively the “Lenders”).  The Lenders and the Borrower are concurrently entering into a loan agreement (the “Loan Agreement”) pursuant to which the Borrower will issue to each Lender a Secured Convertible Note, dated as of even date herewith, (as amended, modified or supplemented from time to time in accordance with its terms, the (“Notes”) pursuant to which the Lender will make a loan to the Borrower in the Principal Sum (as such term is defined in the Note) pursuant to, and subject to the terms and conditions thereof.

Execution and delivery of this Agreement is a condition precedent to the making of the Loan.

The obligation of each Lender to make the Loan is conditioned, among other things, on the execution and delivery by the Borrower of the Notes and this Agreement to secure the Obligations (as such term is defined below), such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest and fees due under the Notes, when and as due, whether at maturity, by acceleration, or otherwise, (b) all obligations the Borrower at any time and from time to time under this Agreement and (c) all other obligations at any time and from time to time under the Notes or this Agreement (the “Obligations”).

Accordingly, the Borrower and the Lenders hereby agree as follows:

1.           Definitions of Terms.  All capitalized terms used herein, but not defined herein, shall have the meanings set forth in the Loan Agreement or the Note.  As used herein, the following terms shall have the following meanings:

(a)           “Account” shall mean all present and future rights of the Borrower to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (i) for services rendered or to be rendered, or (ii) for a secondary obligation incurred or to be incurred.

(b)           “Chattel Paper”, “Documents” and “Instruments” shall have the meanings set forth in the New York Uniform Commercial Code.

(c)           “Equipment” shall mean all of the equipment of the Borrower, including, without limitation, all machinery, data processing and computer equipment (whether owned or licensed and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.  Without limitation to the generality of the foregoing, such term shall also include all “Equipment” as defined in the Uniform Commercial code.

(d)           “General Intangibles” shall mean all of any Borrower’s present and future general intangibles of every kind and description, including, without limitation, mineral concessions,  option properties, contract rights, payment intangibles, trade names and trademarks and the goodwill of the business symbolized thereby, deposit accounts, letters of credit, and federal, state and local tax refund claims of all kinds.

(e)            “UCC” shall mean the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states (including Delaware) which have jurisdiction with respect to all, or any portion of, the Collateral subject to this Agreement, or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” (as defined herein below) will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

(f)           “Proceeds” shall mean any consideration received from the sale, lease, exchange or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the loss, nonconformity, or interference with the use of, defects or infringements of rights, or damage to any asset or property that constitutes Collateral.

(g)           “Receivable” shall mean all of the following property of the Borrower: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles; (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued and payable to the Borrower or otherwise in favor of or delivered to the Borrower in connection with any Account; or (e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to the Borrower, whether from the rendition of services or otherwise associated with any Accounts, or general intangibles of the Borrower (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to the Borrower in connection with the termination of any employee benefit plan and any other amounts payable to the Borrower from any employee benefit plan, rights and claims against insurance carriers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which the Borrower is a beneficiary).

(h)           “Records”  shall mean all of the Borrower’s files, present and future books of account of every kind or nature, invoices, ledger cards, statements, correspondence, memoranda, and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Borrower with respect to the foregoing maintained with or by any other person).

(i)           “Securities” shall mean all common or preferred equities owned by the Borrower in any subsidiary company, affiliated company or any other entity wherever situated, whether in the United States of America or any other country.

2.           Grant and Perfection of Security Interest. (a) As security for the payment or performance, as the case may be, of the Obligations, the Borrower hereby creates and grants to each Lender, its successors and its assigns, a continuing security interest in, lien upon, and right of setoff against, and hereby assigns to each Lender, all personal property and fixtures and interests of the Borrower, whether now owned or hereafter acquired or existing and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by the Lenders), collectively the “Collateral”, including, without limitation, all of the Borrower’s right, title and interest in the following:

(i)          all Receivables;

(ii)         all General Intangibles;

(iii)        all goods, including, without limitation, Equipment;

(iv)        Chattel Paper, including, without limitation, all tangible and electronic chattel paper;

(v)         all Instruments, including, without limitation, all promissory notes;

(vi)        all Documents;

(vii)       all deposit accounts;

(viii)      all letters of credit, banker’s acceptances and similar instruments and including all letter-of-credit rights;

(ix)         all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of any Collateral, including (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, and (B) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(x)          all (A) investment property (including but not limited to the securities of any subsidiary now organized or hereinafter organized of the Borrower,  whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (B) monies, credit balances, deposits and other property of the Borrower now or hereafter held or received from or for the account of the Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(xi)         all commercial tort claims;

(xii)        all Records; and

(xiii)       all products and Proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

Attached hereto and marked Schedule 1 is a list of the Collateral in existence as of the date hereof.

(b)           The Borrower irrevocably and unconditionally authorizes each Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming such Lender as a secured party and the Borrower as debtor, as the Lender may require, and including any other information with respect to the Borrower or otherwise required by the Uniform Commercial Code of such jurisdiction as the Lender may determine in good faith, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof.  Each Lender hereby ratifies and approves all financing statements naming the Lender as secured party and the Borrower as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of the Lender prior to the date hereof and ratifies and confirms the authorization of the Lender to file such financing statements (and amendments, if any).  The Borrower hereby authorizes each Lender to adopt on behalf of the Borrower any symbol required for authenticating any electronic filing.  In the event that the description of the collateral in any financing statement naming the Lender as the secured party and the Borrower as debtor includes assets and properties of the Borrower that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by the Borrower to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral, provided, that, in such event, upon the Borrower’s written request and at the Borrower’s expense, the Lender shall file such amendments to its financing statements to change the assets described therein so as to constitute the Collateral.  In no event shall the Borrower at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming a Lender as secured party and the Borrower as debtor so long as this Agreement has not been terminated or all of the Obligations have not been paid and satisfied in full in immediately available funds.

(c)           In the event that any goods, documents of title are at any time after the date hereof in the custody, control or possession of another person, the Borrower shall promptly notify the Lenders thereof in writing.  Promptly upon the request of any person (the “Lenders’ Agent”) who shall initially be [------] and may be  replaced by at least 66% of the Lenders under the Loan Agreement by dollar amount (such percentage to be calculated be reference to all amounts due and unpaid under the Notes), the Borrower shall promptly obtain an acknowledgment from such other person, in form and substance satisfactory to the Lenders’ Agent, that such other person, inter alia, acknowledges the security interest of the Lenders in such collateral, agrees to waive any and all claims such other person may, at any time, have against such collateral, and agrees to permit the Lenders access to, and the right to remain on, the premises of such other person so as to exercise the Lenders’ rights and remedies and otherwise deal with such collateral and in the case of any person who at any time has custody, control or possession of any Collateral, holds such collateral for the benefit of the Lenders and shall agrees to act upon the instructions of the Lender, without the further consent of the Borrower.

(d)           The Borrower agrees at all times to keep in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and Proceeds received.

3.           Further Assurances.  The Borrower agrees to take any other actions reasonably requested by the Lenders’ Agent to insure the attachment, perfection of, and the ability of the Lenders to enforce, the security interest of the Lenders in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that the Borrower’s signature thereon is required therefor, (ii) causing the Lenders’ names to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lenders to enforce, the security interest of the Lenders in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lenders to enforce, the security interest of the Lenders in such Collateral, (iv) obtaining the consents and approvals of any governmental and other third party consents and approvals, including, without limitation, any consent of any other person obligated on Collateral, (v) paying any fees and taxes required in connection with the execution and delivery of this Agreement or the granting of the security interest of the Borrower, and (vi) taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

4.           Inspection and Verification.  The Lenders and the Lenders’ Agent may designate shall have the right, at any reasonable time or times, and upon reasonable notice (which may be telephonic), to inspect the Collateral owned by the Borrower, all records related thereto (and to make extracts and copies from such records), and the premises upon which any such Collateral is located, to discuss the Borrower’s affairs with the officers of the Borrower and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, and condition of or any other matter relating to, such Collateral, including, in the case of Receivables or Collateral in the possession of a third person, contacting account debtors or a third person possessing such Collateral for the purpose of making such a verification.  The provisions of this Section 4 shall not be deemed to limit the Lenders’ rights under the Notes.

5.           Taxes; Encumbrances.  At its option, the Lenders’ Agent may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral to the extent the Borrower fails to do so and the Borrower agrees to reimburse the Lenders on demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section 5 shall be interpreted as excusing the Borrower from the performance by it of any covenants or other promises as set forth herein or in the Notes.

6.           Assignment of Security Interest.  If at any time the Borrower shall take and perfect a security interest in any property of an account debtor or any other person to secure payment and performance of a Receivable, any contract right, or payment intangible the Borrower shall promptly assign such security interest to the Lenders.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other person granting the security interest.

7.           Records.  The Borrower shall keep or cause to be kept records with respect to the Collateral, which are complete and accurate in all material respects.  In addition, the Borrower will provide the Lenders with such further schedules and/or information with respect thereto as a Lender may reasonably require.

8.            Priority.  The Lenders security interest in the Collateral is and shall remain as a first priority security interest, except to the extent that, such security interest shall remain subordinated to the Permitted Liens (as defined in the Loan Agreement).

9.            Protection of Security.  The Borrower shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned by it against all persons and to defend the security interest of the Lenders in such Collateral, and the priority thereof, against any Lien of any nature whatsoever except for the Permitted Liens.

10.          Continuing Obligations of the Borrower.  The Borrower shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Lenders from any and all such liabilities.

11.          Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Lenders’ Agent shall have the right to take any or all of the following actions at the same or different times:  with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass (except for actual damage caused by the Lenders’ Agent’s gross negligence or willful misconduct) to enter any premises where such Collateral may be located for the purpose of taking possession of or removing such Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law. Without limiting the generality of the foregoing, the Borrower agrees that the Lenders’ Agent shall have the right to sell or otherwise dispose of all or any part of the Collateral, at public or private sale.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default, the Lenders’ Agent may, in its discretion, enforce the rights of the Borrower against any account debtor or other obligor in respect of any of the Receivables.  Without limiting the generality of the foregoing, at any time or times that an Event of Default exists or has occurred and is continuing, the Lenders’ Agent may, in its discretion, at such time (i) notify any or all account debtors or other obligors in respect thereof that the Receivables have been assigned to the Lenders and that the Lenders have a security interest therein and the Lenders may direct any or all account debtors and other obligors to make payment of the Receivables directly to the Lenders, (ii) extend the time of payment of, compromise or settle, and upon any terms or conditions, any and all Receivables and thereby discharge or release the account debtor or any secondary obligors or other obligors in respect thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Receivable or such other obligations, but without any duty to do so, and the Lenders and the Lenders’ Agent shall not be liable to Borrower (or any Affiliate of Borrower) for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action the Lenders’ Agent may deem necessary or desirable for the protection of its interests.  At any time that an Event of Default exists or has occurred and is continuing, at the Lenders’ Agent’s request, any notice or demand for payment sent to any account debtor shall state that the Receivables and such other obligations have been assigned to the Lenders and are payable directly and only to the Lenders and the Borrower shall deliver to the Lenders’ Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Receivables as the Lenders’ Agent may require.

The Lenders’ Agent shall give the Borrower five (5) days’ written notice (which the Borrower agrees is reasonable notice) of the Lenders’ Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lenders’ Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lenders’ Agent may (in its sole and absolute discretion, exercised in a commercially reasonable manner) determine.  The Lenders’ Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Lenders’ Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lenders’ Agent until the sale price is paid by the purchaser or purchasers thereof, but neither the Lenders’ Agent nor any Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public sale made pursuant to this Section 11, any Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Borrower (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Lender or any such Lender may make payment on account thereof by using any claim then due and payable to the Lender from the Borrower as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Borrower therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale and purchase pursuant to such agreement, and the Borrower shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

12.           Application of Proceeds.  The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Lenders’ Agent as follows:

FIRST:	in or towards any amounts due under the Permitted Liens.

SECOND:
in or towards payment to the Lender (and any other Lenders under the Loan Agreement on a pari passu basis based on the Principal Sums of all of the Lenders) of the Principal Sum (or Principal Sums) and all other moneys (other than Interest) hereby secured.

THIRD:
in or towards payment to the Lender (and any other Lenders under the Loan Agreement on a pari passu basis based on the Interest accrued and due to all of the Lenders) of all arrears of Interest remaining unpaid on this Note; and

FOURTH:	the surplus (if any) will be paid to the Borrower.

Upon any sale of the Collateral by the Lenders’ Agent (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Lender or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lenders’ Agent or such officer or be answerable in any way for the misapplication thereof.

13.           Additional Covenants as to the Collateral.

(a)           The Borrower shall keep the Collateral at their current locations and the Borrower will not remove the Collateral from such locations without providing at least thirty (30) days’ prior written notice to the Lender, whose consent may be withheld.

(b)           Without providing at least thirty (30) days’ prior written notice to the Lender, the Borrower will not change (i) its type of organization, jurisdiction of organization or other legal structure.

(c)           The Borrower shall cause its Equipment to be maintained in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any such Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end.  The Borrower shall promptly furnish to the Lender a statement respecting any loss or damage to any of its Equipment.

14.           Security Interest Absolute.  All rights of the Lenders hereunder, the security interest created hereby, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Note, any other agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Note, or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Borrower or any other obligor in respect of the Obligations or in respect of this Agreement.

15.           No Waiver.  No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

16.           [Reserved]

17.           Lender Appointed Attorney-in-Fact.  The Borrower hereby appoints the Lenders’ Agent the attorney-in-fact of the Borrower solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

18.           Fees and Expenses.  The Borrower shall be obligated to, within thirty (30) days after demand, pay to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Lender may incur in connection with (i) the administration of this Agreement, including the cost and expenses of the Lender’s Collateral examination as provided herein, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Borrower to perform or observe any of the provisions hereof. In addition, the Borrower indemnifies and holds the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Lender, as the case may be.  Any such amounts payable as provided hereunder or thereunder shall be additional Obligations secured hereby.

19.           Submission to Jurisdiction.  (a) Any legal action or proceeding with respect to this Agreement may be brought in the Onondaga County, State of New York at the sole discretion of the Lender.  By execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

(b)           The Borrower hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(c)           The Borrower hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it, as the case may be, at its address set forth in the Note.

(d)           Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction which the Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against the Borrower or its property.

20.           Entire Agreement. (a) This Agreement and the Note constitute the entire contract between the parties hereto relative to the subject matter hereof.  Except as expressly provided herein,  nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement the other Financing Agreements.

21.           Binding Agreement; Assignments.  This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Agreement, except as contemplated by this Agreement or the Note.

22.           Applicable Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York (other than the conflicts of laws principles thereof) except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of the State of New York with respect to any mining concessions.

23.           Notices.  All communications and notices hereunder shall be in writing and given as provided in the Loan Agreement.

24.           Severability.  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

25.           Section Headings.  Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

26.           Counterparts; Facsimile Signatures.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Lender.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

27.           Termination.  This Agreement shall terminate when (a) all the Obligations have been fully and indefeasibly paid in immediately available funds and (b) the Note has been terminated.

28.           Note.  The Borrower acknowledges that this Agreement does not and shall not be construed as requiring the Lender to accept the Note or make the Loan.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OP TECH ENVIRONMENTAL SERVICES, INC.
By:__ ________________ Name: Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR LENDER FOLLOWS]

[LENDER SIGNATURE PAGES TO SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Security Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Lender: ________________________________________________________
Name of Authorized Signatory: ____________________________________________________
Title of Authorized Signatory: _____________________________________________________

[SIGNATURE PAGES CONTINUE]